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                                                                EXHIBIT 10.63

Name of Optionee:                                   Number of Shares Subject
[                            ]                      to the Option: [      ]
                                                    Grant Date: [             ]

                     NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made by and between Northwest Airlines Corporation, a
Delaware corporation ("NAC"), and [                       ], the optionee
named above (the "OPTIONEE"), and employee of NAC or a Subsidiary (as defined below) of NAC.

WHEREAS, pursuant to, and subject to the terms and conditions of, the 1994 Northwest Airlines Corporation Stock Incentive Plan (the "PLAN"), NAC granted
to the Optionee on [                   ] (the "GRANT DATE") the nonqualified
option herein described (the "OPTION") and notified the Optionee of the grant of the Option;

WHEREAS, the Plan provides that each option granted thereunder shall be evidenced by a written option agreement; and

WHEREAS, NAC and the Optionee desire to enter into this Option Agreement for the purpose of complying with the provisions of the Plan with respect to the Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

All capitalized terms used in this Agreement shall have the meaning attributed to them in the Plan or as set forth below, unless the context indicates otherwise.

SECTION 1.1  - CAUSE

"CAUSE" shall mean with respect to the termination of the Optionee's employment with NAC or a Subsidiary (a) an act or acts of personal dishonesty by the Optionee intended to result in substantial personal enrichment of the Optionee at the expense of NAC, (b) an act or acts of personal dishonesty by the Optionee intended to cause substantial injury to NAC, (c) material breath (other than as a result of a Disability) by the Optionee of the Optionee's obligations under the terms and conditions of Optionee's employment, which actions was (i) undertaken without a reasonable belief that the action was in the best interest of NAC and (ii) not remedied within a reasonable period of time after receipt of written notice from NAC specifying the alleged breach, or (d) the conviction of the Optionee of a felony.

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SECTION 1.2  - COMMITTEE

"COMMITTEE" shall mean the Compensation and Stock Option Committee of NAC's Board of Directors, the Compensation Administration Subcommittee thereof, or such other committee of the Board of Directors of NAC that shall be appointed from time to time to administer the Plan.

SECTION 1.3  - DISABILITY

"DISABILITY" shall mean the Optionee's physical or mental condition which prevents continued performance of his or her duties and for which the Optionee establishes by medical evidence that such condition will be permanent and continuous during the remainder of the Optionee's life or is likely to be of at least three (3) years' duration.

SECTION 1.4  - EXPIRATION DATE

"EXPIRATION DATE" shall mean the date on which the Option shall expire pursuant to Section 2.4, unless terminated earlier pursuant to Section 3.2.

SECTION 1.5  - PURCHASE PRICE

"PURCHASE PRICE" shall mean the price set forth in Section 2.3 of this Agreement.

SECTION 1.6  - RETIREMENT

"RETIREMENT" shall mean separation from service with NAC or a Subsidiary on or after attainment of age sixty-five (65) or, with the prior written consent of the Committee that such separation will be treated as a Retirement, separation from service with NAC or a Subsidiary prior to attainment of age sixty-five (65).

SECTION 1.7  - SECRETARY

"SECRETARY" shall mean the Secretary of NAC.

SECTION 1.8  - SUBSIDIARY

"SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with NAC if each of the corporations other than the last corporation in the unbroken chain then

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owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

SECTION 1.9  - TERMINATION OF EMPLOYMENT

"TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between the Optionee and NAC or any Subsidiary ceases for any reason whatsoever.

                                  ARTICLE II

                                  THE OPTION

SECTION 2.1  - NUMBER OF SHARES

For good and valuable consideration, on the Grant Date, NAC irrevocably grants to the Optionee on option to purchase all or any part of an aggregate
of [    ] shares of its Class A Common Stock, par value $.01 per share (the
"COMMON STOCK"), upon the terms and conditions set forth in this Agreement.

SECTION 2.2  - ADJUSTMENTS IN SHARES

If all or any portion of the Option is exercised subsequent to any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the Optionee shall receive, upon exercise of the Option and for the aggregate price paid upon such exercise of the Option, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the Grant Date) had been purchased at the Grant Date for the same aggregate price (on the basis of the Purchase Price per share set forth in Section 2.3 hereof) and had not been disposed of, the Optionee would be holding, at the time of such exercise, as a result of such purchase and any such stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation; PROVIDED, HOWEVER, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

SECTION 2.3  - PURCHASE PRICE

The Purchase Price of the shares of Common Stock subject to the Option shall
be $[     ] per share without commission or other charge.

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SECTION 2.4  - OPTION TERM

The term of the Option shall be for a period of ten (10) years from the Grant Date, subject to earlier termination as provided in Section 3.2 hereof.

                                  ARTICLE III

                           EXERCISABILITY; TERMINATION

SECTION 3.1  - EXERCISABILITY

Subject to the provisions of Section 3.2 hereof, the Option, to the extent not theretofore exercised, may be exercised at any time or from time to time, as to any part or all of the shares subject to the Option in accordance with the following schedule:

Date Option Becomes                            Percentage of Total Shares as
   Exercisable                                 to Which Option is Exercisable
-------------------                            ------------------------------
[

                                                                           ]

SECTION 3.2  - TERMINATION

     (a) RETIREMENT. If a Termination of Employment shall occur by reason of the Optionee's Retirement, any portion of the Option that was exercisable as of the date of such Retirement and not theretofore exercised, may be exercised by the Optionee at any time within one
          (1) year after the date of such Retirement; PROVIDED, HOWEVER, that if the Optionee dies or becomes Disabled within one (1) year after such Retirement, then any portion of the Option that was exercisable as of the date of the Optionee's Retirement and not theretofore exercised shall not terminate pursuant to this Section 3.2 and may be exercised during the remainder of the term of the Option by the Optionee or by the estate of the Optionee or a person who shall have acquired the right to exercise the Option by bequest or inheritance. Any portion of the Option that was not exercisable as of the date of such Retirement shall be cancelled immediately upon such Retirement.

     (b) DEATH OR DISABILITY. If a Termination of Employment shall occur by reason of the Optionee's death or Disability, then any portion of the Option that was exercisable as of the date of such death or Disability and not theretofore exercised shall not terminate and may be exercised during the remainder of the

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          term of the Option by the Optionee or by the estate of the Optionee or a person who shall have acquired the right to exercise the Option by bequest or inheritance. Any portion of the Option that was not exercisable as of the date of such death or Disability shall be cancelled immediately upon such death or Disability.

     (c) TERMINATION OF EMPLOYMENT FOR CAUSE. If the Optionee's employment shall terminate for Cause, the Option, to the extent not theretofore exercised, shall be cancelled immediately upon such Termination of Employment.

     (d)  TERMINATION OF EMPLOYMENT OTHER THAN FOR CAUSE, DEATH, DISABILITY
          OR RETIREMENT. If the employment of the Optionee shall be terminated otherwise than by reason of Cause, death, Disability or Retirement, any portion of the Option that was exercisable as of the date of such Termination of Employment and not theretofore exercised may be exercised by the Optionee at any time within ninety (90) days after the date of such Termination of Employment. Any portion of the Option that was not exercisable as of the date of such Termination of Employment shall be cancelled immediately upon such Termination of Employment.

                                   ARTICLE IV

                      EXERCISE OF OPTION; ISSUANCE OF SHARES

SECTION 4.1  - TRANSFERABILITY

The Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated and shall not be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, assignment, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. In addition, the Option may be exercised during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the designation of a beneficiary by the Optionee does not constitute such transfer and, after the death of the Optionee, any exercisable portion of the Option may be exercised by the estate of the Optionee or by a person who shall have acquired the right to exercise the Option by bequest or inheritance in accordance with the provisions of Sections 3.2(a) and 3.2(b).

SECTION 4.2  - MANNER OF EXERCISE

Subject to the terms and conditions of this Agreement, the Option, or any portion thereof, may be exercised by delivery of written notice of such exercise to NAC at its principal office at 5101 Northwest Drive, St. Paul, Minnesota 55111-3034, attention of the Secretary. Such notice shall state the election to exercise the Option and the number of shares in respect of

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which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full Purchase Price of such shares in the following manner:

     (a) By cash (in United States dollars) or by check, bank draft or money order payable to the order of NAC;

     (b) through the delivery of shares of Common Stock with an aggregate fair market value on the date the Option is exercised equal to the full Purchase Price of such shares (the fair market value of such shares shall be determined by the average of the high and low sale price of a share of Common Stock on the NASDAQ National Market System on such date);

     (c) to the extent authorized by the Committee in its sole discretion, by delivery of irrecovable instructions to a financial institution to deliver promptly to NAC a portion of the proceeds obtained from the sale of the shares of Common Stock issuable upon exercise of the Option, which proceeds shall equal the full Purchase Price of such shares; or

     (d)  by any other means which the Committee shall approve.

Such notice shall also be accompanied by payment of all amounts which NAC is required under federal, state or local law to withhold upon the exercise of the Option. In the event that the Option shall be exercised, pursuant to Sections 3.2(a) and 3.2(b) hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right to such person or persons to exercise the Option.

SECTION 4.3 - ISSUANCE OF SHARES OF COMMON STOCK

The certificate or certificates for the shares as to which the Option shall have been exercised in the manner set forth in Section 4.2 hereof shall be registered in the name of the person or persons so exercising the Option and shall be delivered after payment of the full Purchase Price and any applicable withholding taxes to or upon the written order of the person or persons exercising the Option. All shares that shall be purchased upon the exercise of the Option shall be fully paid and nonassessable. Anything in this Agreement to the contrary notwithstanding, the obligation of NAC to sell and deliver shares of Common Stock upon exercise of the Option shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, as deemed necessary or appropriate by counsel for NAC and (ii) such shares having been approved for trading on the NASDAQ National Market System.

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                                    ARTICLE V

                                  MISCELLANEOUS

SECTION 6.1 - ADMINISTRATION

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, NAC and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board of Directors of NAC may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION 6.2 - TERMINATION OF EMPLOYMENT

For purposes of this Option, the Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, all questions of whether particular leaves of absence constitute Terminations of Employment and whether any reemployment by NAC shall be deemed to be simultaneous with termination.

SECTION 6.3 - PLAN DOES NOT CONFER EMPLOYMENT OR STOCKHOLDER RIGHTS

Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of NAC or any Subsidiary or interfere in any way with the right of NAC or any Subsidiary to terminate the employment of the Optionee at any time. Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death shall have any of the rights of a stockholder of NAC with respect to the shares subject to the Option except and to the extent that, and until, such shares shall have been issued by NAC upon the exercise of the Option.

SECTION 6.4 - SHARES TO BE RESERVED

NAC shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

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SECTION 6.5 - TITLES

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 6.6 - AMENDMENT

This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 6.7 - GOVERNING LAW

The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

SECTION 6.8 - JURISDICTION

Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the States of Delaware, Minnesota or New York, as NAC may elect in its sole discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment.

SECTION 6.9 - NOTICES

All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the party to whom it is directed:

     (a)  If to NAC, to it at the following address:

              Northwest Airlines Corporation
              5101 Northwest Drive
              St. Paul, Minnesota 55111-3034
              Attn: Senior Vice President, General Counsel and Secretary

     (b) If to the Optionee, to him at the address set forth below under his signature;

or at such other address as either party shall from time to time specify by notice in writing to the other.

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SECTION 6.10 - COUNTERPARTS

This Agreement may be executed in two or more counterparts.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Dated as of ___________________, _________

NORTHWEST AIRLINES CORPORATION

By: ______________________________________

Its: SVP-General Counsel & Secretary

OPTIONEE

__________________________________________

Optionee's Taxpayer Identification
Number_________________________

OPTIONEE'S ADDRESS:

Northwest Airlines, Inc.       612 727-6500
Department A1180               612 726-7123 Fax
5101 Northwest Drive
St. Paul MN 55111-3034


[                      ]


To: [                         ]

Dear [             ]:

You presently are party to [    ] Non-Qualified Stock Option Agreement[s]
with the Company dated [                                 ] in which portions
of the options granted to you are not yet exercisable.

By this letter, each of these Agreements is hereby amended to add a new
Section 3.3:

     SECTION 3.3 - ACCELERATION

     Notwithstanding the provisions in Section 3.1 above, any portion of the Option that is not yet exercisable and has not otherwise been canceled pursuant to Section 3.2 above shall otherwise become exercisable as follows:

     (a) Upon the occurrence of a Change of Control (as defined below), all shares subject to the Option not theretofore exercised or canceled shall become exercisable; or

     (b) In the event of a merger between NAC and any U.S. passenger airline conducting jet operations using aircraft with 100 or more seats, which merger does not constitute a Change in Control of NAC for purposes of this Agreement, but would constitute a Change in Control of the other air

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carrier if the definition of Change in Control in this Agreement were to be applied to such air carrier, all shares subject to the Option not theretofore exercised or canceled shall become exercisable in the event that, after such a merger, (i) the Optionee's employment is terminated by the Company other than for Cause or (ii) the Optionee terminates his or her employment for Good Reason, (as the term "Good Reason" is defined in that certain Management Compensation Agreement between Optionee and Northwest Airlines, Inc.).

     (c)  The term "Change of Control" shall mean any one of the following:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"))(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% of more of either
                (i) the then outstanding shares of Common Stock of NAC (the "Outstanding Parent Common Stock") or (ii) the combined voting power of the then outstanding voting securities of NAC entitled to vote generally in the election of directors (the "Outstanding Parent Voting Securities") provided, however, that this subsection (a) shall not apply to the Investor Stockholders party to the Second Amended and Restated Stockholders' Agreement dated as of December 23, 1993; or

          (ii) Individuals who, as of June 1, 1994, constitute the Board of Directors of NAC (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided however, that any individual becoming a director subsequent to June 1, 1994, whose election, or nomination for election by NAC's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of NAC; or

          (iii) Approval by the stockholders of NAC of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Parent Common Stock and

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                Outstanding Parent Voting Securities immediately prior to
                such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns NAC through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Parent Stock and Outstanding Parent Voting Securities, as the case may be, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of such Board, providing for such Business Combination; or

          (iv) Approval by the stockholders of NAC of (i) a complete liquidation or dissolution of NAC or (ii) the sale or other disposition of all or substantially all of the assets of NAC, other than to a corporation with respect to which following such sale or other disposition, (X) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership immediately prior to such sale or other disposition of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities, as the case may be, and (Y) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of such Board, providing for such sale or other disposition of assets of NAC or were elected, appointed or nominated by the Incumbent Board.

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If this amendment is acceptable to you, please sign where indicated below.

Sincerely yours,



Douglas M. Steenland



Accepted and Agreed



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[                     ]